UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 27, 2011
McKesson Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

McKesson Plaza, One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 983-8300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 21, 2011, the Board of Directors of McKesson Corporation (the “Company”) approved amendments to the Company’s Amended and Restated By-Laws, subject to approval by the Company’s stockholders of certain amendments to the Company’s Amended and Restated Certificate of Incorporation, which are referenced under Item 8.01 of this Current Report on Form 8-K. The newly Amended and Restated By-Laws of the Company (the “New Amended and Restated By-Laws”) became effective on July 27, 2011 upon the effectiveness of the newly Amended and Restated Certificate of Incorporation (the “New Amended and Restated Charter”).
     The New Amended and Restated By-Laws (i) reduce the vote required to adopt, alter or repeal the By-Laws from three-fourths to a majority of the shares of the Company outstanding and entitled to vote, (ii) make technical clarifications to the majority voting standard that applies in the absence of a different standard under law, the Certificate of Incorporation or the By-Laws, and (iii) remove a transitional provision related to the classified board structure eliminated in 2007. This description of the New Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the New Amended and Restated By-Laws, attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     (a)-(b) The following ten items were voted on at the Company’s Annual Meeting of Stockholders on July 27, 2011 (the “2011 Annual Meeting”), and the stockholder votes on each such matter, as certified by the Inspector of Election, are set forth below. Each of the items below is described in further detail in the Company’s definitive proxy statement for the 2011 Annual Meeting filed with the U.S. Securities and Exchange Commission on June 20, 2011 (the “Definitive Proxy Statement’). Other than the ten items addressed below and described in the Definitive Proxy Statement, no other item was submitted at the 2011 Annual Meeting for stockholder action.
     Item 1. The Board of Directors’ nominees for directors as listed in the Definitive Proxy Statement were each elected to serve a one-year term. The votes were as follows: †

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andy D. Bryant	194,793,662	1,287,353	270,358	17,256,074
Wayne A. Budd	194,676,994	1,340,483	333,896	17,256,074
John H. Hammergren	191,228,870	4,962,395	160,108	17,256,074
Alton F. Irby III	168,649,407	27,366,025	335,941	17,256,074
M. Christine Jacobs	169,017,717	27,050,695	282,961	17,256,074
Marie L. Knowles	194,803,339	1,264,305	283,729	17,256,074
David M. Lawrence, M.D.	169,200,305	26,901,756	249,312	17,256,074
Edward A. Mueller	169,136,687	26,944,145	270,541	17,256,074
Jane E. Shaw, Ph.D.	193,397,957	2,671,610	281,806	17,256,074
     Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012 was ratified, having received the following votes: ††

Votes For	Votes Against	Abstentions	Broker Non-Votes
209,958,380	2,941,035	708,032	0

     Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes: ††

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,799,211	59,102,590	449,572	17,256,074
     Item 4. The proposal for stockholders to vote, on an advisory basis, on the frequency of the advisory vote on executive compensation received the following votes: †††

1 Year	180,453,641
2 Years	594,873
3 Years	15,016,321
Abstentions	286,538
Broker Non-Votes	17,256,074
     Item 5. The amendment to the Certificate of Incorporation to reduce the vote required to amend the Certificate of Incorporation in any manner that will adversely affect holders of Series A Junior Participating Preferred Stock was approved, having received the following votes: ††††

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,755,360	1,218,326	377,687	17,256,074
     Item 6. The proposal to amend the Certificate of Incorporation to reduce the vote required to adopt, alter or repeal any By-Law was approved, having received the following votes: ††††

Votes For	Votes Against	Abstentions	Broker Non-Votes
210,609,608	2,470,642	527,197	0
     Item 7. The proposal to amend the Certificate of Incorporation to eliminate the supermajority voting requirements, and associated “fair price” provision, applicable to certain business combinations was approved, having received the following votes: ††††

Votes For	Votes Against	Abstentions	Broker Non-Votes
210,117,853	2,901,594	588,000	0
     Item 8. The proposal to amend the Certificate of Incorporation to remove a transitional provision related to the classified board structure eliminated in 2007 was approved, having received the following votes: ††††

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,764,520	1,129,190	457,663	17,256,074

     Item 9. The proposal to amend the Certificate of Incorporation to conform the “Interested Transactions” provisions and the stockholder action provision to applicable law was approved, having received the following votes: ††††

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,729,024	1,177,738	444,611	17,256,074
     Item 10. The stockholder-submitted proposal on significant executive stock retention for two years beyond retirement was not approved, having received the following votes: ††

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,808,517	152,025,409	1,517,477	17,256,074
† Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.
†† Approval of this proposal required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.
††† The frequency that received the highest number of votes cast constitutes the advisory recommendation of the stockholders. Abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.
†††† Approval of this proposal required the affirmative vote of a majority of the shares outstanding as of the record date. Abstentions had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.
     (d) Based on the results of the stockholder votes on proxy Item 4 above, and as recommended by the Company’s Board of Directors, the Company has determined that an advisory vote on executive compensation will be submitted to stockholders on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation.

Item 8.01 Other Events.
     On March 21, 2011, the Board of Directors of the Company approved certain amendments to the Company’s Amended and Restated Certificate of Incorporation, subject to approval by the Company’s stockholders. On July 27, 2011, the Company’s stockholders approved these amendments. The New Amended and Restated Charter became effective July 27, 2011 upon the filing thereof with the Delaware Secretary of State. The amended provisions of the New Amended and Restated Charter are briefly described in Item 5.07 above (proxy Items 5 through 9). These amended provisions are more fully described in the Definitive Proxy Statement. These descriptions of the New Amended and Restated Charter do not purport to be complete and are qualified in their entirety by reference to the full text of the New Amended and Restated Charter, attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, as filed with the Delaware Secretary of State on July 27, 2011.

3.2	Amended and Restated By-Laws of the Company, as amended July 27, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2011	McKesson Corporation
	By:	/s/ Laureen E. Seeger
Laureen E. Seeger
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, as filed with the Delaware Secretary of State on July 27, 2011.

3.2	Amended and Restated By-Laws of the Company, as amended July 27, 2011.